EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Titan Machinery Inc. (the “Company”) on Form 10-Q for the quarter ended October 31, 2025 as filed with the Securities and Exchange Commission (the “Report”), I, Robert Larsen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 4, 2025

/s/ Robert Larsen
Robert Larsen
Chief Financial Officer